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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 22, 2000

                                 NAVISITE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27597                               52-2137343
     (Commission File Number)        (I.R.S. Employer Identification Number)

        400 Minuteman Road
      Andover, Massachusetts                         01810
(Address of Principal Executive Offices)           (Zip Code)

                                 (978) 682-8300
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              (Registrant's Telephone Number, Including Area Code)

                        100 Brickstone Square, 5th Floor
                          Andover, Massachusetts 01810
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2:  Acquisition or Disposition of Assets

     On February 22, 2000, NaviSite, Inc., a Delaware corporation
("Registrant"), acquired ClickHear, Inc., a Nevada corporation ("ClickHear"), a provider of streaming media professional services. Registrant, CMGI, Inc., a Delaware corporation ("CMGI"), ClickHear and the stockholders of ClickHear (the "Stockholders") executed a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of February 16, 2000.

     Pursuant to the Stock Purchase Agreement CMGI acquired all the outstanding capital stock of ClickHear from the Stockholders for an aggregate of approximately $5,000,000 of CMGI's common stock.

     On February 22, CMGI contributed all of the outstanding capital stock of ClickHear to Registrant in exchange for approximately $5,000,000 of Registrant's common stock, and Registrant announced the acquisition. As of February 22, 2000 ClickHear became a wholly-owned subsidiary of Registrant.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     Audited financial statements of ClickHear, and the notes thereto, required by this Item will be filed by amendment to this Form 8-K not later than May 8, 2000.

     (b) Pro Forma Financial Information

     The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than May 8, 2000.

     (c) Exhibits

     99.1 Stock Purchase Agreement, dated February 16, 2000, by and among CMGI, Inc., NaviSite, Inc., ClickHear, Inc. and the Stockholders of ClickHear, Inc. FILED HEREWITH.

     99.2 Inter-Company Agreement, dated February 22, 2000, between CMGI, Inc. and NaviSite, Inc. FILED HEREWITH.

                                       2
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                                Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 8, 2000                       NaviSite, Inc.
                                           (Registrant)
                                           By:  /s/ Joel Rosen
                                           -------------------
                                           Joel Rosen
                                           Chief Executive Officer



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                                  Exhibit Index


Exhibit
Number              Description
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99.1               Stock Purchase Agreement, dated February 16, 2000, by and
                   among CMGI, Inc., NaviSite, Inc., ClickHear, Inc. and the Stockholders of ClickHear, Inc.

99.2 Inter-Company Agreement, dated February 22, 2000, between CMGI, Inc. and NaviSite, Inc.